Exhibit 99.42
                                                                  -------------

POOL SUMMARY DATA                                    Aggregate
-----------------
Agency Conforming                        % of pool                       75.54%
Non Conforming                           % of pool                       24.46%
Prefunding (if any)                      % of pool                        0.00%
No of Loans                                                               3,783
Average Loan Size                                                      $185,373
WAC                                                                       7.22%
WA LTV                                                                   82.10%
% First Lien                                                            100.00%
% Owner Occ                                                             100.00%
% Purchase                                                               38.26%
% Cash out                                                               58.28%
% Full Doc                                                               86.60%
% Reduced/Limited Doc                                                     0.00%
% Stated Income                                                          13.38%
WA FICO                                                                     606
FICO Range                                           457 to 802
Floating Rate Mortgages                  % of pool                       81.04%
Fixed Rate                               % of pool                       18.96%
LTVs > 80%                                                               48.90%
LTV s> 90%                                                               21.70%
IO Mortgages                             % of pool                       36.14%
LOAN SIZE
---------
Loans < 100k                             % of pool                        7.97%
Loans < 75k                              % of pool                        0.00%
Loans > 350k                             % of pool                       19.24%
Loans > 500k                             % of pool                        3.78%
Loans > 750k                             % of pool                        0.65%
DTI

GEOGRAPHIC
----------
California                                                               25.75%
North California                                                          9.14%
South California                                                         16.61%
New York                                                                  4.07%
Illinois                                                                  4.27%
Virginia                                                                  2.15%
New Jersey                                                                3.96%
Florida                                                                   7.05%
Nevada                                                                    2.21%
Maryland                                                                  3.87%
Georgia                                                                   3.40%
Single Prop                                                              75.81%
PUD                                                                      15.99%
2-4 Family                                                                1.98%

FICO
----
Unknown                                                                   0.00%
Fico < 600                                                               45.16%
Fico < 575                                                               23.78%
Fico < 550                                                               10.85%
Below 525                                                                 3.74%
526 to 550                                                                7.12%
551 to 575                                                               13.30%
576 to 600                                                               21.73%
601 to 625                                                               23.92%
626 to 650                                                               15.34%
651 to 675                                                                6.86%
676 to 700                                                                3.85%
Above 700                                                                 3.77%


Insurance any MI. plse provide summary

DELINQUENCIES
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30-59 day past                                                            0.00%

Excess spread                                                             0.00%